Exhibit 99.1
March 2025 Investor Presentation

Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company’s expectations will be achieved. Factors which could cause the Company’s actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. This presentation contains certain non-GAAP financial measures, including Net Operating Income (NOI), Funds From Operations (FFO), and Funds From Operations, as adjusted (FFO, as adjusted). The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Use of Non-GAAP Financial Measures

Introduction to CubeSmart A high-quality portfolio in an attractive industry with proven returns 1,533 Properties1 $12.8 Billion Enterprise Value3 65% 5-year total shareholder return2 59% 5-year Dividend Growth4 56% 5-year Growth in FFO, as adjusted per share2 Baa2/BBB Rating $2.8 Billion 5-year acquisition volume2 1. As of December 31, 2024 2. Period ended December 31, 2024 3 3. Market value of common equity and book value of debt as of December 31, 2024 4. Annual dividends declared for period ended December 31, 2024

Why CubeSmart? A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong industry fundamentals Cash Flow Stability Industry-leading portfolio demographics and a conservative balance sheet produce stable cash flows throughout the entire cycle Focus on Quality Continuing to grow the platform through high-quality investments and further operational evolution to generate long-term value Experience A well-seasoned management team with experience operating throughout various macroeconomic environments 4

CubeSmart’s History A history of executing on strategic objectives 2004 2006 2010 2011 2011 2012 U-Store-It initial public offering Arrival of current management team Acquired United Stor-All to establish the third-party management platform Rebranded the company as CubeSmart Opened 1,000th CubeSmart location Won 1st ISS industry award for Best Customer Service Launched fully online rental platform, SmartRental Acquired 59-property Storage West portfolio for $1.7 billion Acquired 85% interest in a 14-property portfolio in Dallas for $157.3 million Acquired 22-property Storage Deluxe portfolio located primarily in NYC for $560 million 5 Issued debut investment grade unsecured senior notes Acquired remaining 80% interest in 28-property HVP IV joint venture for $452.8 million 2012 2018 2020 2021 2024 2025

Attractive Industry Strong sector fundamentals generate outsized long-term returns Dynamic Demand Wide range of needs drives demand for the product throughout all economic cycles High Margins Low expense load & cap-ex requirements drive more cash flow to the bottom line Short-Term Leases Month-to-month leases allow for rapid repricing in response to changing economic conditions Increasing Utilization Newly identified sources of demand have created increases in utilization and product awareness 6 1. Period ended December 31, 2024 2. Source: S&P Global Capital IQ, storage REITs straight average total return for CUBE, PSA and EXR 0% 100% 200% 300% 400% 500% 600% 5-Year 10-Year 15-Year Self-Storage REIT Average Return vs RMZ Storage REITs RMZ Index 1 1 1 2

Cash Flow Stability National scale with a focused concentration in key markets National Scale CubeSmart operates in 191 markets across 42 states and the District of Columbia1, providing diversification throughout the country Key Market Depth A portfolio focused on coverage across all attractive submarkets within our core MSAs Customer Diversification With ~798k customers1 across the portfolio, our customer base is representative of each store’s local community while no single tenant or cohort represents a material segment of the rent roll 7 1. As of December 31, 2024

Diversified Portfolio in Quality Markets National platform with a focus in core markets to drive long-term value States with Managed Stores Only States with Owned Stores Focus on Top Markets 90% of owned store NOI comes from top-40 MSAs1 Portfolio Exposure Exposure to secondary and tertiary markets through our third-party management program and joint ventures further diversifies the portfolio and leverages our operating platform 8 1. For the three months ended December 31, 2024 2. Map reflects portfolio as of December 31, 2024

Industry-Leading Demographics Generate Long-Term Value Quality market focus creates a strong demand backdrop and cash flow stability 1. Source: Evercore ISI Research Report dated March 20, 2024 2. Total owned portfolio NOI for the three months ended December 31, 2024, market ranking by population per US Census Bureau 9 0 50 100 150 200 CUBE PSA EXR NSA Avg 3-Mile Population Density (000’s)1 65 75 85 95 CUBE PSA EXR NSA Avg 3-Mile Median Household Income (000’s)1 40% 79% 90% 0% 50% 100% Top 5 Markets Top 25 Markets Top 40 Markets % of Owned Store NOI2 Strong Demographics A strategic focus on submarkets with attractive demographics for stable, long-term demand trends Mature Markets Larger, stable markets should experience less volatility than secondary and tertiary markets while strong demographics support demand trends throughout the economic cycle

Market Leader in New York City Lowest Supplied Market Supply across the three key outer boroughs is 2.6 SF per capita1, the lowest nationally and less than half the national average of 6.3 SF per capita2. Supply pipeline is waning due to recent legislative changes removing self-storage eligibility for the ICAP tax incentive program Best-In Class Portfolio Our NYC stores make up the largest portfolio of purpose-built, Class-A properties in the outer boroughs that create vibrant billboards for our brand Unique Submarkets Each borough features a robust local economy with its own unique, stable demand drivers Portfolio Composition 3 NYC competitive advantage is a key component of our long-term strategy 1. Source: CubeSmart internal market research 2. Source: 2024 Self-Storage Almanac 10 All Other Markets 3. Total portfolio NOI for the three months ended December 31, 2024

Quality Platform Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term Quality Company Continued focus on corporate responsibility and risk management to ensure sustainable long-term growth Quality Balance Sheet Investment-grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunities Value Creation Strategy Focus on quality drives long-term shareholder value 11 Quality Portfolio Disciplined investment strategy to grow our nationwide portfolio of best-in-class assets in core markets with strong demographics and demand profiles

Operating Platform Foundation of proprietary solutions creates flexibility for the future Technological Platform Invest in foundational systems to provide scalability Customer Capture Attract the greatest share of demand across all channels through sophisticated strategies Dynamic Pricing Maximize revenue through real-time pricing decisions that leverage historical customer data Service-Oriented Model Provide award-winning customer service to meet the many needs of our customers Ongoing Optimization Continually test new strategies to capture further efficiencies 12 Platform | Portfolio | Balance Sheet | Company

The Customer Journey Reservation Rental Existing Customer Optimizing the Platform Paid Search Bid on ~2+ million keywords Brand Marketing Further build brand awareness, making CUBE an operator of choice Social Media Innovative tactics to reach prospective customers Website Interact with 22 million visitors annually1 Sales Center Receive 921k calls annually1 RateSmart Leverage demand trends to generate optimal pricing SmartRental ~40% of customers rent through SmartRental In-Store Teammates Reduce friction throughout the rental process HIVE Point of Sale Flexible platform to build further enhancements CubeSmart Mobile App Enhanced customer interaction Customer Data Warehouse Utilize customer data to further optimize operations Rate Increases Maximize revenue through individually optimized customer rate increases Research Efficient interactions across the customer journey 13 Platform | Portfolio | Balance Sheet | Company 1. Data for full year ended December 31, 2024

Redefining the Customer Experience Meeting the changing needs of our customers Leveraging Digital Platforms Replicate the in-person experience across all customer touch points Omni-Channel Experience A fully-integrated experience where customers can seamlessly transition between various channels & platforms Customer Preference Provide optionality to meet the customer in the way they wish to interact Award-Winning Customer Service Continue to provide industry-leading service both in-store and across all of our digital platforms 14 Platform | Portfolio | Balance Sheet | Company

External Growth Strategy Enhancing our portfolio through strategic external growth opportunities High-Quality Acquisitions Target acquisitions of well positioned, quality assets in markets with strong demographics and demand trends Development & Lease-Up Build and acquire purpose-built properties in top markets to generate elevated growth over the long term Value-Add Joint Ventures Generate outsized returns, reduce risk and enhance further diversification through acquisitions with partners Third-Party Management Mutually beneficial value creation by generating additional scale and value from our platform Platform | Portfolio | Balance Sheet | Company 15

0 200 400 600 800 1000 1200 1400 1600 1800 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Wholly-Owned Joint Venture Managed Robust Portfolio Growth Strategically increase the scale of the platform Multi-Faceted Growth Strategy Continue to utilize wide variety of avenues to grow the portfolio Brand Awareness Since 2010, increased stores on the platform by 233% Customer Data Points The consistent growth in CubeSmart stores has substantially increased our customer base by ~607k since 2010 1,533 460 Platform | Portfolio | Balance Sheet | Company 16 1 1. As of December 31, 2024

Acquisitions Disciplined investment strategy to prudently build our portfolio 83% of acquisitions in top 25 MSAs2 $1.6B of acquisitions from third-party management1 Strong Demographics Focus on submarkets with attractive demographics for strong long-term demand characteristics Complement Existing Portfolio Continue to identify opportunities to improve coverage across core markets Platform Value-Add Placing new properties on the CubeSmart platform generates multi-year yield expansion Strategic Lease-up Opportunities Acquire properties in lease-up to generate elevated returns $5.7B of consolidated acquisitions since 2010 1. As of December 31, 2024 2. Since 2010 Platform | Portfolio | Balance Sheet | Company 17

Executing Investment Strategy: HVP IV Venture Recognizing significant value creation through strategic investment in newly-developed stores Platform | Portfolio | Balance Sheet | Company 18 Avg Year Built Avg Occupancy Square Footage Store Count 28 1,710,248 91.1% 2017  Our acquisition of our partner’s 80% interest represents the successful culmination of a seven-year strategy, creating value for both partners  The diversified portfolio is comprised of recent vintage stores in our target investment markets  HVP IV Venture Highlights:  JV was focused on acquiring non-stabilized, early stage lease-up stores  Over time, theJV acquired 28 stores predominately in top-30 MSAs  JV structure minimized earnings dilution for CUBE during lease-up  Promoted returns on our minority interest created an attractive investment basis as we now own 100% of this portfolio 1 1 1 2 2 2 2 1 2 3 3 5 2 1 Minneapolis Phoenix Dallas Austin Houston Jacksonville Tampa Atlanta Philadelphia DC Suburbs Stamford Hartford Chicago Naples

Development Strategic partnerships drive additional long-term value to our shareholders Partner with Local Developers Partner with developers that have local market expertise and can source high-quality sites Focus on Top Markets Target projects in high-quality markets that generate attractive long-term risk-adjusted returns Operational Expertise Leverage CubeSmart’s operating platform to optimally design and efficiently lease-up new stores Portfolio Refresh Enhance the quality of our existing portfolio through purpose-built, flagship properties that showcase our brand $746M of new projects delivered1 100% of new development in top 10 markets $37M of new projects in the pipeline2 Platform | Portfolio | Balance Sheet | Company 1. Development deliveries as of December 31, 2024 (does not include C/O acquisitions) 2. As of December 31, 2024 19

Joint Venture Advantages Strategic investment with joint venture partners adds value to our portfolio 4 different ventures1 75 total properties1 Strong Returns Fee revenue and promoted interests increase our return profile for transactions Diversification Further diversifying cash flow and exposure to markets outside of core acquisition strategy Opportunistic Unstabilized Acquisitions Spread investment capital across additional transactions through a minority interest while mitigating dilution through fees Acquisition Opportunities Opportunity to purchase assets that are a strategic fit at the end of the hold period Platform | Portfolio | Balance Sheet | Company 20 $900M of properties acquired in joint ventures1 1. Unconsolidated joint ventures as of December 31, 2024. Excludes two unconsolidated joint ventures acquired as a part of the Storage West transaction.

Third-Party Management Mutually beneficial relationships drive additional long-term value to our shareholders 902 properties1 250+ partnerships1 $41M management fee income2 Profitability Create additional revenue streams for our shareholders through management and other fees Scale Continue expanding our national footprint and brand as we onboard additional stores, increasing operating efficiencies Acquisition Pipeline Opportunity for relationship-driven transactions while utilizing our knowledge of the assets to reduce underwriting risk Relationships Build a group of partners to share insights and industry trends Platform | Portfolio | Balance Sheet | Company 1. As of December 31, 2024 2. For the year ended December 31, 2024 21

Financial Strength Ensuring stability while funding growth Continue to operate with credit metrics at the conservative end of our investment grade rating, ensuring access to a variety of attractively-priced capital Net Debt to EBITDA1: 4.1x EBITDA Coverage1,2: 7.6x Debt to Gross Assets1: 37.4% 1. Source: Company Filings, as of December 31 of each stated year 2. Calculated as annual EBITDA / Interest Expense BBB (Stable) Baa2 (Stable) 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 Unsecured Debt Secured Debt 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 2017 2018 2019 2020 2021 2022 2023 2024 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 2017 2018 2019 2020 2021 2022 2023 2024 Platform | Portfolio | Balance Sheet | Company 22

Liquidity and Access to Capital Access to the full range of capital sources to fund commitments Capital Needs & Liquidity Ample liquidity to manage near-term capital needs Capital Needs: $324.2M through 20251 • $24.2M of remaining development commitments • $300M of debt maturities Existing Sources of Capital • $849.4M of remaining capacity on revolving credit facility1 • Retained free cash flow Access to Capital Proven ability to access a variety of sources of capital Raised $6.6 billion since 2010 • Common Equity: Raised $2.6 billion of net proceeds • Unsecured Senior Notes: Raised $3.4 billion through ten unsecured senior note issuances • Credit Facility: $850 million revolving line of credit • Bank Debt: Raised $500 million in term loans (since repaid) • Preferred Equity: Raised $77.5 million in preferred equity (since redeemed) 300,000 342,171 - 550,000 512,300 350,000 450,000 500,000 - 200,000 400,000 600,000 2025 2026 2027 2028 2029 2030 2031 2032 Debt Maturity Schedule1 (000’s) Secured Debt Unsecured Debt Unsecured revolving credit facility Platform | Portfolio | Balance Sheet | Company 1. As of December 31, 2024 23

Experienced Management Lengthy track record of experience through all phases of the cycle Platform | Portfolio | Balance Sheet | Company 1. Represents averages for CubeSmart Senior Management 19 years in self storage 14 years with CubeSmart 18 years at publicly-traded REITs Senior Management1 24

Efficient Expense Management Sector-leading expense control against an inflationary backdrop Platform | Portfolio | Balance Sheet | Company 25 3.0% 3.2% 6.0% 3.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Three-Year Expense Growth Five-Year Expense Growth Average Same-Store Expense Growth1 CUBE Peer Average 1. Three year average annual same-store expense growth as reported for years ended December 31, 2024, 2023, and 2022 2. Five-year average annual same-store expense growth as reported for years ended December 31, 2020 - 2024

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 FFO, as adjusted per share Funds From Operations Growth Long-term growth in portfolio cash flows +144% Platform | Portfolio | Balance Sheet | Company 26

Consistent Earnings Outperformance FFO, as adjusted, per share growth above the peer average over the past three years Platform | Portfolio | Balance Sheet | Company 27 -1.9% 2.0% 8.0% -3.5% -1.7% 6.9% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% One-Year Two-Year Three-Year FFO, as Adjusted Per Share Growth vs Peer Average1 2022-2024 CUBE Peer Average 1. Represents average annual FFO, as adjusted, per share growth for the one-, two-, and three-year periods ended December 31, 2024. Peer group is comprised of EXR, PSA, and NSA.

$- $0.50 $1.00 $1.50 $2.00 $2.50 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Annual Dividend per Share Sharing Cash Flow Growth Consistent history of dividend increases to return capital to investors +273% Platform | Portfolio | Balance Sheet | Company 28

Long-Term Value Creation Generating outperformance over the long term Platform | Portfolio | Balance Sheet | Company 29 1. Market cap weighted total shareholder return for PSA and EXR as of December 31, 2024 0% 50% 100% 150% 200% 250% 300% 10-Year Total Shareholder Return vs. Peer Average CUBE Storage Peer Avg +182% +168% 1

Environmental Highlights Minimizing our environmental impact for long-term sustainability Environmental Targets Established targets to reduce consumption and greenhouse gas emissions. Through 2023, we made significant progress against these targets with a 22.3% like-for-like reduction in Scope 1 & 2 GHG emissions.1 Solar Program Added solar panels to 98 owned stores with projects underway to add solar to an additional 36 stores.2 In 2023, our stores produced 10.4 million kWh of renewable energy, a 6.1% increase from 2022. HVAC Upgrades In 2021, we substantially completed our 3-year capital project to upgrade our HVAC systems, which will lower our CFC emissions at those stores. Platform | Portfolio | Balance Sheet | Company 30 1. Reduction against 2019 baseline. Like-for-like defined as the set of stores owned for the entirety of the period January 1, 2019 through December 31, 2023 2. As of December 31, 2023

Social Highlights Investing in our team and communities Teammate Engagement We value our teammates’ engagement. In 2024, our annual Teammate Engagement Survey had a 91% response rate. We have a recognition platform to facilitate meaningful appreciation for the accomplishments of our teammates. Teammate Development Our goal is to help our teammates grow with our company. We develop teammates by offering multiple programs that help our teammates understand our culture and grow in their professional skillset, which included an average of 15 hours of training per teammate in 2024. Last year 352 teammates were promoted into new roles. Community Engagement We are proud to serve the communities in which we operate. Through our volunteering and fundraising efforts, we’ve supported numerous local charities and community organizations. Supply Chain & Human Rights We established the CubeSmart Code of Ethics, Conduct & Human Rights for Vendors and Suppliers to hold our partners to our own standards and ensure that we’re doing our part to protect human rights and promote ethical conduct. Platform | Portfolio | Balance Sheet | Company 31

Strong Corporate Governance Supporting the long-term interest of all shareholders Shareholder Rights  Annual election of Trustees  Annual say-on-pay votes  Single voting class of stock  Shareholder right to call special meeting  Highest governance rating among our peers (per ISS) Board Practices  Separate Board Chair & Chief Executive Officer  Regular executive sessions of independent Trustees  Annual Board & Committee self-evaluations  Share ownership guidelines for Executive Officers and Trustees  Anti-hedging & anti-pledging policies  Code of Business Conduct & Ethics for employees and Trustees  Risk oversight by Board and Committees  Wide range of relevant experience and diversity among Trustees 44% Diversity 89% Independent Platform | Portfolio | Balance Sheet | Company 32 Racial/Ethnic Diversity Gender Diversity Gender & Racial/Ethnic Diversity

Operational Update Maximizing performance through the cycle 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Occupancy1 2022 2023 2024 0 5,000 10,000 15,000 20,000 25,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Rentals1 2023 2024 - 5,000 10,000 15,000 20,000 25,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Vacates1 2023 2024 33 \ 1. Results for the 2024 Same-Store pool 2. 2024 Same-Store pool results for the twelve months ending December 31, 2024 89.3% -100 bps YOY 2024 Full Year External Growth 3 $42.2M Wholly-owned acquisitions $157.3M Investment in 85% ownership interest in a 14-store portfolio in TX 160 Stores added to the management platform -0.5% Revenue growth 4.8% Expense growth -2.5% NOI growth 2024 YTD Same-Store Results 2 3. Includes all activity closed as of December 31, 2024